SMITH BARNEY SHEARSON PREMIUM TOTAL RETURN FUND
A SUB-TRUST OF SMITH BARNEY SHEARSON INCOME FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 15, 1994

To the Shareholders of Smith Barney Shearson
   Premium Total Return Fund:

    Notice is hereby given that a special meeting of Shareholders of Smith Barney Shearson Premium Total Return Fund (the "Fund"), a mutual fund organized as a sub-trust of Smith Barney Shearson Income Funds (the "Trust"), will be held at Two World Trade Center, 100th Floor, New York, New York on June 15, 1994 commencing at 12:00 p.m. for the following purposes:

	1.	To approve or disapprove a new investment advisory agreement between the Trust, on behalf of the Fund, and Smith Barney Shearson Strategy Advisers Inc. ("SBSSA"), containing the same advisory fee as the Fund's current advisory agreement (Proposal 1).

	2.	To approve or disapprove a sub-investment advisory agreement between the Trust, on behalf of the Fund, SBSSA, as adviser, and The Boston Company Advisors, Inc. ("Boston Advisors"), the Fund's current adviser (Proposal 2).

	3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

	These items are discussed in greater detail in the attached Proxy Statement. The close of business on April 18, 1994 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournment thereof.

				By Order of the Board of Trustees
		Christina T. Sydor
May 19, 1994			Secretary
SHAREHOLDERS OF THE FUND WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING
 ARE REQUESTED TO
COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE,
 WHICH NEEDS NO POSTAGE
IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER
 EXECUTION OF PROXY CARDS
ARE SET FORTH ON THE FOLLOWING PAGE.  IT IS IMPORTANT THAT PROXIES
 BE RETURNED PROMPTLY.


INSTRUCTIONS FOR SIGNING PROXY CARDS

	The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

	1.	Individual Accounts: Sign your name
exactly as it appears in the registration on the proxy card.

	2.	Joint Accounts: Either party may sign, but
the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

	3.	All Other Accounts: The capacity of the
individual signing the proxy card should be indicated unless it is reflected in the form of registration.
For example:


Registration				Valid Signature
Corporate Accounts


(1)  ABC Corp.
ABC Corp.

(2)  ABC Corp.
John Doe,
Treasurer

(3)  ABC Corp.
        c/o John Doe,
Treasurer

John Doe

(4)  ABC Corp. Profit Sharing
Plan
John Doe, Trustee




Trust Accounts


(1)  ABC Trust
Jane B. Doe,
Trustee

(2)  Jane B. Doe, Trustee
            u/t/d 12/28/78

Jane B. Doe




Custodian or Estate Accounts


(1)  John B. Smith, Cust.
            f/b/o John B.
Smith, Jr. UGMA

John B. Smith, Jr.

(2)  John B. Smith
John B. Smith,
Jr., Executor






SMITH BARNEY SHEARSON PREMIUM TOTAL RETURN FUND
A SUB-TRUST OF SMITH BARNEY SHEARSON INCOME FUNDS
Two World Trade Center
New York, New York 10048


SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 15, 1994


PROXY STATEMENT


	This Proxy Statement is being solicited by the Board of Trustees (the "Board") of Smith Barney
Shearson Income Funds (the "Trust"), for use at the special meeting of shareholders (the "Meeting") of its sub-trust, Smith Barney Shearson Premium Total Return
Fund (the "Fund"), to be held on June 15, 1994, or any adjournment or adjournments thereof. The Meeting will be held at Two World Trade Center, 100th Floor, New
York, New York at the time specified in the Notice of Special Meeting of Shareholders and proxy card that accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of: the Trust; Smith Barney Shearson Inc.
("Smith Barney Shearson"), the distributor of shares of the Fund; The Boston Company Advisors, Inc.
("Boston Advisors), the current investment adviser and administrator of the Fund; and/or The Shareholder
Services Group, Inc. ("TSSG"), a subsidiary of First
Data Corporation and the transfer agent of the Fund.
The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by Smith Barney Shearson. Smith Barney Shearson also will reimburse expenses of forwarding solicitation material to beneficial owners of shares of the Fund.

	The Trust currently issues three classes of shares of beneficial interest ("Shares") in respect of the Fund, but for purposes of the matters to be considered at the Meeting, all Shares will be voted as a single class. Each Share is entitled to one vote and any fractional Share is entitled to a fractional vote. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.
For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted.
For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

	In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy
Statement prior to any adjournment if sufficient votes have been received for approval. Under the Trust's
Master Trust Agreement, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Meeting.

	The Board has fixed the close of business on April 18, 1994 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. On the Record Date, 103,984,652.136 Shares of the Fund were outstanding. As of the Record Date, to the knowledge of the Trust and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934), beneficially owned more than 5% of the outstanding
Shares of the Fund. As of the Record Date, the officers and Board members of the Trust beneficially owned less than 1% of the Shares of the Fund.

	As of Record Date, no shares of Smith Barney
Shearson Strategy Advisers Inc. ("SBSSA") or its ultimate parent corporation, The Travelers Inc.
("Travelers"), were held by Board members who are not interested persons of the Trust (as that term is used in the Investment Company Act of 1940, as amended (the
"1940 Act")).

In order that your Shares may be represented at the Meeting, you are requested to:

	   - indicate your instructions on the enclosed proxy card;

	   - date and sign  the proxy card;

	   - mail the proxy card promptly in the
enclosed envelope, which requires no postage if mailed in the United States; and

	   - allow sufficient time for the proxy card to be received on or before 5:00 p.m., June 14, 1994.

	As a business trust formed under the laws of the Commonwealth of Massachusetts, the Trust is not required to hold annual shareholder meetings but may hold special meetings as required or deemed desirable.
As indicated above, the Meeting is being called to consider new advisory and sub-investment advisory contracts for the Fund.

	The Board recommends affirmative votes on Proposals 1 and 2.

PROPOSAL 1

	TO APPROVE OR DISAPPROVE A NEW INVEST-MENT
ADVISORY AGREEMENT BETWEEN SMITH BARNEY SHEARSON
STRATEGY ADVISERS INC. AND THE TRUST, ON BEHALF OF THE
FUND.

	For the reasons described below under the caption "Evaluation by the Board and Reasons for the Proposals," the Board has determined, subject to approval by the shareholders of the Fund, to enter into a new investment advisory agreement (the "New
Advisory Agreement") between the Fund and SBSSA, an affiliate of Smith Barney Shearson. The Fund currently is advised by Boston Advisors under an agreement dated May 22, 1993 (the "Current Advisory
Agreement"). Boston Advisors and the Trust have agreed to terminate the Current Advisory Agreement, waiving any applicable notice provisions, upon the shareholders' approval of the New Advisory Agreement.
The New Advisory Agreement contains the same advisory fee found in the Current Advisory Agreement. In conjunction with this proposal, the Board has determined, subject to the approval of the shareholders of the Fund, to enter into a sub-investment advisory agreement (the "Sub-Advisory
Agreement" and collectively with the New Advisory
Agreement, the "Agreements") between the Fund, SBSSA, as adviser, and Boston Advisors.

	If approved by shareholders, the New Advisory
Agreement will commence on June 16, 1994, and continue for a two-year period and automatically thereafter for successive annual periods, provided such continuance is approved at least annually by (a) a majority of the Board who are not interested persons of the Trust (as the term is used in the 1940 Act) and (b) a majority of the full Board or a majority of the outstanding voting securities of the Fund, as defined in the 1940
Act.

PROPOSAL 2

	TO APPROVE OR DISAPPROVE A SUB-INVESTMENT
ADVISORY AGREEMENT BETWEEN THE BOSTON COMPANY
ADVISORS, INC. AND THE TRUST, ON BEHALF OF THE FUND.

	In conjunction with Proposal 1, the Board has determined, subject to the approval of the shareholders of the Fund, to enter into a sub-investment advisory agreement between the Fund, SBSSA, as adviser, and Boston Advisors, the current investment adviser to the Fund. Under the proposed arrangement, SBSSA would provide oversight and coordination with the other components of the Smith
Barney Shearson group of funds while Boston Advisors would continue to provide the day-to-day support and personnel. Pursuant to the Sub-Advisory Agreement, Boston Advisors would receive a portion of the advisory fee payable to SBSSA under the New Advisory
Agreement. The aggregate cost to the Fund for advisory services under the Agreements would be the same as the fee currently paid to Boston Advisors under the Current Advisory Agreement.

THE CURRENT ADVISER AND PROPOSED SUB-INVESTMENT
ADVISER

	The Fund is presently advised by Boston
Advisors, an adviser registered under the Investment
Advisers Act of 1940, as amended, which also serves as the Fund's administrator. Boston Advisors is a wholly owned subsidiary of The Boston Company, Inc., which in turn is a wholly owned subsidiary of Mellon Bank
Corporation.  Boston Advisors and The Boston Company,
Inc. are located at One Boston Place, Boston,
Massachusetts 02108 and Mellon Bank Corporation is located at Mellon Bank Center, Pittsburgh,
Pennsylvania 15258. The names of the investment companies for which Boston Advisors currently provides investment services, the amount of their net assets as of December 31, 1993, and the annual rate of its fees for services to those companies are set forth as Exhibit A to this Proxy Statement. The Current
Advisory Agreement was last approved by shareholders on December 29, 1992. During the fiscal year ended
July 31, 1993, the Fund paid Boston Advisors
$4,803,717 in investment advisory fees.

	An audited balance sheet of Boston Advisors as of December 31, 1993 is set forth as Exhibit B to this Proxy Statement. The name, position with Boston
Advisors and principal occupation of each executive officer and director of Boston Advisors are set forth in the following table.


Name and Address
Position with
Boston Advisors
Principal
Occupation

Lawrence S. Kash
One Boston Place
Boston MA 02108
Director;
Chairman of
the Board, Chief
Executive Officer
and President
President of
Boston
Advisors;
Executive
Vice
President of
Boston Safe
Deposit and
Trust Company


W. Keith Smith
One Boston Place
Boston, MA 02108
Director
Vice Chairman
of Mellon
Bank
Corporation;
Chairman and
Chief
Executive
Officer of
The Boston
Company, Inc.


Desmond J.
Heathwood
One Boston Place
Boston, MA 02108
Executive Vice
President
Chief
Executive
Officer of
The Boston
Company
Institutional
Investors,
 Inc.;
Executive
Vice
President and
Chief
Investment
Officer of
The Boston
Company, Inc.


Vincent T.
Molloy
31 St. James
Avenue
Boston, MA 02116

Executive Vice
President

Executive
Vice
President
of Custody
Administratio
n
and Support
of Boston
Advisors


THE PROPOSED ADVISER

	SBSSA is a wholly owned subsidiary of Smith, Barney Advisers, Inc, which in turn is an indirect wholly owned subsidiary of Travelers. SBSSA and Smith, Barney Advisers, Inc. are located at 1345
Avenue of the Americas, New York, New York 10105 and
Travelers is located at 65 East 55th Street, New York,
New York 10022. The names of the investment companies for which SBSSA currently provides services, the amounts of their net assets as of February 3, 1994 and the annual rate of its fees for services to those companies are set forth as Exhibit C to this Proxy
Statement.

	An audited consolidated statement of financial condition of SBSSA as of December 31, 1993 is set forth as Exhibit D to this Proxy Statement. The name, position with SBSSA and principal occupation of each executive officer and director of SBSSA are set forth in the following table.


Name and Address
Position with
SBSSA
Principal
Occupation

Heath B. McLendon
Two World Trade
Center
New York, NY 10048
Chairman of the
Board of
Directors
Executive Vice
President
of Smith
Barney
Shearson;
Chairman
of the Smith
Barney
Shearson Group
of
Funds


Richard P. Roelofs
Two World Trade
Center
New York, NY 10048
President and
Director
Managing
Director
of Smith
Barney
Shearson;
Executive
Vice President
of
the Smith
Barney
Shearson Group
of Funds


Stephen J. Treadway
1345 Avenue of the
Americas
New York, NY 10105
Director
Executive Vice
President of
Smith Barney
Shearson;
President
of the Smith
Barney
Shearson Group
of
Funds


Michael J. Day
388 Greenwich Street
New York, NY 10013

Treasurer
Managing
Director of
Smith Barney
Shearson


Christina T. Sydor
1345 Avenue of the
Americas
New York, NY 10105
Secretary
Managing
Director of
Smith Barney
Shearson;
Secretary of
the Smith
Barney
Shearson Group
of Funds


EVALUATION BY THE BOARD AND REASONS FOR THE PROPOSALS

	On April 4, 1994, the Board met in person at a meeting called for the purpose of considering, among other things, the New Advisory Agreement with SBSSA and the Sub-Advisory Agreement with Boston Advisors.
Although SBSSA and Boston Advisors jointly recommended the Trustees' approval of these proposals, the Board also considered, at that time, continuation of the Fund's Current Advisory Agreement with Boston Advisors and various other possible alternatives. The Board reviewed various materials regarding Smith Barney
Shearson, SBSSA and Boston Advisors which described, among other matters, their affiliates, senior personnel, portfolio managers, analysts, economists and others, methods of operation and financial conditions.

	The Board has determined that if the investment advisory agreement were moved to SBSSA, the asset management function could be more easily coordinated with the marketing and distribution functions of Smith
Barney Shearson. As a result, the interaction between marketing personnel and financial consultants with the portfolio managers would be facilitated because the marketing and advisory functions would be managed, to a greater extent, within one company. This, in turn, should strengthen support from the marketing arm of Smith Barney Shearson and enhance the support and services received by the Fund's shareholders. The
Board also considered the ability of Smith Barney
Shearson to arrange opportunities for Smith Barney
Shearson financial consultants to meet SBSSA managers in person, by telephone and otherwise to become familiar with the management style, philosophy and investment outlook of the Fund's investment adviser.

	At the same time, the Board reviewed the past performance records of Boston Advisors over relevant periods of time as well as the background and experience of the various officers and managers employed by that company. The Board recognized the high quality advisory and management services provided by Boston Advisors to the Fund in the past and expressed a desire to retain Boston Advisors in an advisory capacity. Thus, it was determined that the Fund enter into a sub-investment advisory agreement under which Boston Advisors would provide the day-to-day support and personnel while, pursuant to the New
Advisory Agreement, SBSSA would provide the necessary executive oversight and coordination to ensure consistency within the Smith Barney Shearson group of funds.

	As a secondary consideration, the Board also recognized that, currently, most Shares of the Fund are sold under an arrangement pursuant to which the Fund's distributor, Smith Barney Shearson, advances the cost of distribution and seeks to recover that cost through a combination of contingent deferred sales charges and distribution fees paid under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. Smith Barney Shearson informed the
Board that this method of distribution, while preferred by investors, was expensive to the distributor on a current basis and a distributor would rarely agree to offer its services under these circumstances to a fund to which it or its affiliates did not serve as investment adviser. Prior to July
30, 1993, Shearson Lehman Brothers Inc. served as the
Fund's distributor and Boston Advisors, its affiliate at the time, served as the Fund's investment adviser.
As of that date, however, the retail brokerage and investment advisory businesses (other than Lehman
Brothers Global Asset Management Limited) of Shearson
Lehman Brothers Inc. were transferred to Smith Barney
Shearson (known at the time as Smith Barney, Harris
Upham & Co. Incorporated) and Smith Barney Shearson was selected by the Board to serve as the Fund's distributor. Smith Barney Shearson is not affiliated with Boston Advisors.

	After carefully evaluating the foregoing materials and factors, the Trustees of the Trust who were not interested persons of the Trust approved, and the Board as a whole approved, subject to shareholder approval, the New Advisory Agreement with SBSSA substantially in the form of Exhibit F to this Proxy
Statement and the Sub-Advisory Agreement substantially in the form of Exhibit E to this Proxy Statement.



PORTFOLIO TRANSACTIONS

	Decisions to buy and sell securities for the Fund are made by the Fund's investment adviser, and under the proposed Agreements, would be made by the Fund's sub-investment adviser subject to the supervision of the Fund's investment adviser and the overall review of the Board (both the investment adviser and sub-investment adviser are referred to collectively herein as the "Adviser"). Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

	Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges where commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are repurchased from and sold to dealers include a dealer's mark-up or mark-down.

	In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Adviser is authorized, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities and Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The fees under the Fund's investment advisory agreement are not reduced by reason of the Fund's or the Adviser's receiving brokerage and research services. Research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issues and industries. These services are used by the Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing these services may be selected for the execution of transactions for these other accounts, whose aggregate assets may exceed those of the Fund, and the services furnished by the brokers may be used by the Adviser in providing investment management for the Fund. The
Board periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by the Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

	To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange
Commission (the "SEC") under the 1940 Act, subject to the approval of the Board, transactions for the Fund may be executed through Smith Barney Shearson and other affiliated broker-dealers if, in the judgment of the Fund's Adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. Under rules adopted by the SEC, Smith Barney
Shearson may not directly execute transactions for the Fund on the floor of any national securities exchange unless: (i) the Board of Trustees has expressly authorized Smith Barney Shearson to effect such transactions; and (ii) Smith Barney Shearson annually advises the Fund of the aggregate compensation it earned on such transactions.

	The Fund will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating to the security of which Smith Barney
Shearson is a member, except to the extent permitted by the SEC.

	During the fiscal year ended July 31, 1993, the Fund incurred $1,933,587 in brokerage commissions, of which $355,027 (representing 18.4% of the total of all brokerage commissions paid) was paid to Smith Barney
Shearson (or its predecessor, Shearson Lehman Brothers
Inc.). Such commissions were paid with respect to 22% of the total dollar value of all transactions involving the payment of brokerage commissions effected during the year.

PROPOSED AGREEMENTS

	A copy of the form of New Advisory Agreement is set forth as Exhibit F to this Proxy Statement. Under its terms, SBSSA, subject to the supervision and approval of the Board, would manage the Fund's investments in accordance with the investment objectives and policies stated in the Fund's
Prospectus and the Trust's Statement of Additional
Information. As adviser, SBSSA would supervise the sub-investment advisory services rendered by Boston
Advisors, determine the asset allocation of the Fund, evaluate and make final determinations with respect to investment strategies for the Fund and provide the Fund with the benefits of research capabilities of the Smith Barney Shearson organization and provide executive management for the Fund. SBSSA would receive a fee that is computed daily and paid monthly at the annual rate of .55% of the value of the Fund's average daily net assets, which is the same rate payable under the Current Advisory Agreement.

	Under the terms of the New Advisory Agreement, SBSSA would bear all expenses in connection with its performance, including the sub-investment advisory fee payable to Boston Advisors under the Sub-Advisory
Agreement. Other expenses incurred in the operation of the Fund would continue to be borne by the Fund, including: taxes, interest, brokerage fees and commissions, if any; distribution and shareholder service fees; fees of the Board members who are not officers, directors, shareholders or employees of Smith Barney Shearson, or any of its affiliates; SEC fees and state blue sky qualification fees; charges of custodian and transfer and dividend disbursing agents;
certain insurance premiums; outside auditing and legal expenses; costs of investor services (including allocable telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to shareholders; costs of preparation and printing of shareholders' reports;
costs incurred in connection with meetings of the shareholders of the Fund and of the officers or Board of the Trust; and any extraordinary expenses.

	Under the terms of the Sub-Advisory Agreement, Boston Advisors, subject to the supervision and approval of the Board and SBSSA as investment adviser, would continue to make investment decisions for the Fund, place purchase and sale orders for portfolio transactions and provide analytical and research services to the Fund. Pursuant to the Agreement, SBSSA would pay Boston Advisors a sub-investment advisory fee of .275 of 1.00% of the value of the Fund's average daily net assets.

	If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the New Advisory
Agreement and the Sub-Advisory Agreement but excluding interest, taxes, brokerage and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, SBSSA will reduce its advisory fee and Boston Advisors will reduce its sub-investment advisory fee to the Fund by the proportion of such excess expense equal to the proportion that the respective advisory fees bear to the Fund's aggregate fees for investment advice and administration. This expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

	Each Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the investment adviser or sub-investment adviser, as the case may be, shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.

	Each Agreement will remain in effect pursuant to its terms for an initial term of two years from its date of execution and thereafter with respect to the Fund for successive periods if and so long as such continuance is specifically approved annually by (a) the Trust's Board or (b) a majority vote of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement, by vote cast in person at a meeting called for the purpose of voting on approval. Each Agreement is terminable, without penalty, on 60 days' written notice by the Board or by a majority vote of outstanding voting securities of the Fund, or on 90 days' written notice by the investment adviser in the case of the New Advisory
Agreement and sub-investment adviser in the case of the Sub-Advisory Agreement. Each Agreement would terminate automatically in the event of its assignment
(as defined in the 1940 Act).

REQUIRED VOTE

	Approval of the Agreements requires the
affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund, as used in this Proxy Statement and defined in the 1940
Act, means the affirmative vote of the lesser of: (1)
67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Meeting; or
(2) more than 50% of the outstanding securities of the Fund.

SUBMISSION OF SHAREHOLDER PROPOSALS

	The Trust is not generally required to hold annual or special shareholders' meetings.
Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.



OTHER MATTERS TO COME BEFORE THE MEETING

	The Board does not intend to present any other business at the Meeting nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.


May 19, 1994


	IT IS IMPORTANT THAT PROXIES BE RETURNED
PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND
THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN,
DATE AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE
ENCLOSED POSTAGE PAID ENVELOPE.


EXHIBIT A

Names of Investment Companies Serviced by Boston
Advisors



Fund


Net Assets
as of
12/31/93
Annual Rate
of Fee
Expressed
as a
Percentage
of Average
Daily Net
Assets





The Laurel Funds Trust:



     Cash Management Fund
205,000,000
  .50%

     Managed Income Fund
  99,000,00
0
  .60%

     Government Money Fund
  53,000,00
0
  .50%

     Capital Appreciation
Fund
443,000,000
  .75%

     Special Growth Fund
118,000,000
1.00%

     Int. Term Government
Sec.  Fund
  23,000,00
0
  .65%

     Asset Manager's Fund
  17,000,00
0
  .75%





The Laurel Investment
Series:



     Asset Allocation Fund
  33,000,00
0
  .70%

     International Fund
    5,000,0
00
  .95%

     Contrarian Fund
    4,000,0
00
1.00%

     Equity Income Fund
         -
  .75%

     Short-Term Bond Fund
    3,000,0
00
  .50%





The Laurel Tax-Free
Municipal Funds:



     Tax-Free Money Fund
  37,000,00
0
  .50%

     Mass. Tax-Free Money
Fund
 123,000,00
0
  .50%

     Tax-Free Bond Fund
  39,000,00
0
  .50%

     Mass. Tax-Free Bond
Fund
  37,000,00
0
  .50%

     California Tax-Free
Money Fund
  27,000,00
0
  .50%

     California Tax-Free
Bond Fund
  22,000,00
0
  .50%

     New York Tax-Free
Money Fund
  16,000,00
0
  .50%

     New York Tax-Free
Bond Fund
   7,000,00
0
  .50%








Smith Barney Shearson
Telecommunications Trust:



     Income Fund
    71,000,0
00
  .75%

     Growth Fund
  229,000,00
0
  .75%


Smith Barney Shearson Income
Funds:



     Premium Total Return
Fund
1,509,000,00
0
  .55%





Smith Barney Shearson Equity
Funds:



     Strategic Investors
Fund

298,000,000
  .55%





The USA High Yield Fund N.V.

124,000,000
  .21%





The Latin American Bond Fund
N.V. (1)

109,000,000
  .20%
*





International Currency
Portfolios N.V.:



     Deutsche Mark Portfolio
N.V (1)

2,000,000
  .30%
*

     Japanese Yen Portfolio
N.V. (1)

2,000,000
  .30%
*

     US Money Market Fund
N.V. (1)

394,000,000
  .30%
*





Offshore Portfolios:



     U.S. Government
Securities
        Instruments N.V. (1)

20,000,000
  .45%
*

     U.S. Appreciation Fund
N.V. (1)

  13,00,000
  .60%
*

     Pacific Equity Fund
N.V. (1)

8,000,000
  .70%
*

     European Equity Fund
N.V. (1)

  11,000,000
  .70%
*

     Global Bond Investments
N.V. (1)

  23,000,000
  .30%
*

     U.S. Money Market
Investments
        N.V. (1)

  12,000,000
  .30%
*

     ECU Fixed - Income
Investments
        N.V. (1)

2,000,000
  .30%
*





Offshore Diversified
Strategic Income
        Fund N.V. (1)
214,000,000
  .45%
*

Lehman Brothers Series I
Mortgage-       Related
Securities Portfolio N.V.
(2)
  10,000,000
  .25%

TBC Portfolio of Fixed
Income Securities
       N.V. (2)

  25,000,000
  .50%








Atlas Assets:



  California Double Municipal
Money
     Fund

46,000,00
0
  .15%

  National Municipal  Money
Fund

9,000,000
  .15%

  California Municipal Bond
Fund
178,000,0
00
.25% up
to
 $100

million,
.20% on
 excess

  National Municipal Bond
Fund

.25% up
to
 $100

million,
.20% on
 excess

    National Insured
Intermediate Municipal
  15,000,
000


    California Insured
Intermediate



             Municipal
  23,000,
000




______________________________________
(1) The Boston Company Advisers (Bermuda) Ltd.
(2) The Boston Company Asset Management, Inc.
 *   A portion of this fee is paid to Lehman Brothers
Global Asset
      Management Limited



EXHIBIT B













THE BOSTON COMPANY ADVISORS, INC.

Consolidated Balance Sheet

December 31, 1993

(With Independent Auditors' Report Thereon)






THE BOSTON COMPANY ADVISORS, INC.

Consolidated Balance Sheet

December 31,1993

	Assets

Cash 	$            65,830
Investments in mutual funds, at lower of aggregate
cost
   or market (market value $308,706) 	280,874
Fees receivable (note 8) 	13,705,819
Other receivables 	1,423,778
Due from affiliates, net (note 6) 	143,843
Fixed assets, net (note 3) 	8,369,293
Net deferred tax asset (note 4)	2,215,704

	Total assets	$     26,205,141


	Liabilities and Stockholder's Equity

Liabilities:
   Accrued compensation	$       2,782,951
   Accrued expenses and other liabilities (note 1)
	7,009,704
   Current tax payable (note 4)	7,331,939
   Due to Parent (note 6)	    474,556
        Total liabilities	17,599,150

Commitments and contingencies (note 7)

Stockholder's equity:
   Common stock, par value $1 per share; l,000 shares
      authorized, issued and outstanding 	1,000
   Capital surplus 	22,100
   Retained earnings	8,582,891
        Total stockholder's equity	8,605,991

        Total liabilities and stockholder's equity
	$     26,205,141


See accompanying notes to consolidated balance sheet.




THE BOSTON COMPANY ADVISORS, INC.

Notes to Consolidated Balance Sheet

December 31, 1993

(1)	Organization

	The consolidated balance sheet includes the accounts of The Boston Company Advisors, Inc. and subsidiaries (the "Company"). The Company, a
Massachusetts corporation and a wholly owned subsidiary of The Boston Company, Inc. (the "Parent"), is an investment advisor registered under the Investment Advisers Act of 1940. The Company is an investment advisory and administrative services firm serving regulated investment companies. The Parent is a wholly owned subsidiary of Mellon Bank Corporation
("Mellon").

	In May 1993, Mellon completed its acquisition of the Parent and certain subsidiaries from Shearson
Lehman Brothers Inc., which was a wholly owned subsidiary of the American Express Company. The acquisition was accounted for as a purchase in accordance with Accounting Principles Board Opinion
No. 16, "Business Combinations." Retained earnings includes the results of operations since the acquisition date.

	Restructuring expenses and related reserve accounts were recorded incident to the acquisition reflecting management's estimate of the costs to restructure the Company. These costs relate to various expenses associated with the acquisition and amounted to $2,254,000. The restructuring reserve at December
31, 1993, amounted to $2,220,465 and is included in accrued expenses and other liabilities in the accompanying consolidated balance sheet.

(2)	Summary of Significant Accounting Policies

	The accompanying consolidated balance sheet was prepared in accordance with generally accepted accounting principles. All material intercompany transactions and balances have been eliminated in consolidation. A description of significant accounting policies follows.

	Intercompany Cost Allocation
	In addition to specific operating expenses incurred by the Company and charged directly to operations, certain management, accounting and other costs are incurred in common for the Company by Mellon and its other subsidiaries. The Company is allocated a share of these costs proportionately based on an appropriate methodology for each type of expense.
Occupancy, data processing and certain office support costs are allocated to the Company based on actual usage.

	Management believes the allocation methods used are reasonable and appropriate in the circumstances;
however, the Company's consolidated balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company had been operated as an unaffiliated entity.

	Fixed Assets
	Fixed assets are stated at cost, less
accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the assets which range from 3 to l0 years.

	Income Taxes
	The Company will participate in a consolidated federal and a combined state income tax return through the Company's Parent with the Parent's former owner, The American Express Company, for the period ended May
21, 1993, the date of the Mellon acquisition. The
Company's results for the period from the acquisition through December 31, 1993, will be included in the consolidated Mellon tax return.

	Pursuant to a tax-sharing agreement with the Parent, the current tax liability is determined on a separate return basis with benefits for net losses and credits recorded when realized in the consolidated
Mellon tax return. Deferred income taxes are computed on a separate entity basis.

	Fair Value of Financial Instruments
	Financial Accounting Standards Board Statement
No. 107 (SFAS No. l07), "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. A financial instrument is defined as cash, evidence of an ownership interest and certain contracts to exchange cash or other financial instruments. Generally, for financial instruments due within three months of the reporting date, carrying amount approximates fair value. Since the Company has less than $150 million in assets, SFAS No. l07 is not effective until the fiscal year ended December 31, 1995. Management does not believe SFAS No. 107 will have a material effect on the financial statements.

(3)	Fixed Assets

	Fixed assets at December 31, 1993, were as follows:



Cost
Accumulat
ed
depreciat
ion
Net
Book
Value






Leasehold
improvement
s

$1,878,9
64

$
179,824

$1,699,1
40

Furniture

2,596,35
6
229,542

2,367,41
4

Equipment
and
workstation
s

5,459,85
0

1,157,111

4,302,73
9







$
9,935,77
0
$1,566,47
7
$8,369,2
93







(4)	Income Taxes

	Intercompany taxes are remitted to the Parent if the Parent is required to make payment to Mellon.
	At December 31, 1993, the Company has a current income tax payable to the Parent of $7,331,939.

	Deferred income taxes reflect the tax effects of temporary differences between the financial reporting basis and tax basis of the Company's assets and liabilities. Temporary differences resulting in deferred tax assets consist of nondeductible reserves, and temporary differences resulting in deferred tax liabilities consist of book versus tax basis of mutual fund investments and fixed assets. Included in the accompanying consolidated balance sheet are the following deferred tax balances:



Deferred tax assets	$   2,320,078
Valuation allowance for deferred
  tax assets
	2,320,078
Deferred tax liabilities	 (l04,374)

     Net deferred tax asset	$   2,215,704

	The Company believes that it is more likely than not that the Company will realize the benefits of the total deferred tax assets and, accordingly, believes that a valuation allowance with respect to the realization of the total deferred tax assets is not necessary. While there are no assurances that this benefit will be realized, the Company expects that the deductible amount will be recoverable through future expectations of taxable income and tax planning strategies.

(5)	Employees' Retirement Plans

	The Company participates in a noncontributory defined benefit pension plan, sponsored by its Parent, which covers substantially all employees. As a result of the acquisition by Mellon, the Plan was amended to conform to the provisions of the Mellon Bank
Retirement Plan effective May 31, 1993. Because the
Company participates in the Mellon plan with other subsidiaries of its Parent, an analysis setting forth the plan's funded status at December 31, 1993, cannot be separately determined for the Company.

	Prior to the Mellon acquisition, the Company participated in a defined contribution retirement savings plan sponsored by the Parent. As of May 31, 1993, the effective date, all future contributions to the Parent's plan were prohibited, but all participants with account balances were granted full vesting in the plan. After the effective date, participants in the Plan could invest in the Mellon
Bank Retirement Savings Plan (the "Mellon plan"). The
Mellon plan is a defined contribution retirement savings plan, sponsored by Mellon, covering substantially all U.S. employees. Employees become eligible to participate after one full year of service. If a participant decides to contribute, a portion of the contribution is matched by Mellon.

	The Company participates in defined benefit health care plans, sponsored by its Parent, that provide health care, life insurance and other post-retirement benefits covering substantially all retired U.S. employees. The plans include participant contributions, deductibles, co-insurance provisions and service-related eligibility requirements. Since the Company participates in the plans with other subsidiaries of its Parent, an analysis setting forth the funded status of the plans at December 31, 1993 cannot be separately determined for the Company.

(6)	Related Party Transactions

	The Company routinely engages in various financial transactions with affiliated companies. The nature of these transactions and their related effect on the Company's consolidated balance sheet at December 31, 1993, were as follows:

	Cash
	Cash reflected on the Company's consolidated balance sheet of $65,830 at December 31, 1993, is held on deposit at Boston Safe Deposit and Trust Company, which is also a wholly owned subsidiary of the Parent.
Generally, the Company advances to its Parent on a noninterest-bearing basis cash that is not required for its direct operational needs. These amounts are reduced over time through the payment of expenses by the Parent on the Company's behalf and dividend payments by the Company to the Parent.

	Due from Affiliates
	Due from affiliates reflected on the balance sheet of $143,845 represents the net aggregate amounts due from affiliated companies, other than the Parent, for cash advances in excess of operational expenses paid on behalf of the Company.

	Due to Parent
	Due to Parent reflected in the consolidated balance sheet of $474,556 represents the aggregate unsettled balance of various amounts, mainly operational expenses, paid on behalf of the Company by the Parent.

(7)	Commitments and Contingencies

	As of December 31, 1993, the Company is
contingently liable for certain excess expenses incurred by regulated investment companies serviced under administration contracts. In the opinion of management, the accrual that has been established in the consolidated balance sheet in accrued expenses and other liabilities is sufficient to meet these contingent payments.

(8)	Significant Contractual Relationships

	For the year ended December 31, 1993, the Company provided administrative services to mutual funds that are sponsored by Smith Barney Shearson, Inc. ("SBS") and other sponsors. Accrued fee income receivables related to funds sponsored by SBS at December 31, 1993, were approximately $8,879,000, which represents approximately 65% of total fees receivable.

	Effective January 1, 1994, the Company
formalized an arrangement (the "agreement") with Smith
Barney Shearson, Inc. ("SBS") under which the Company and SBS will cooperate with regard to the providing of administrative services to mutual funds sponsored by SBS (the SBS funds). The agreement provides for SBS to seek appointment as administrator and for the Company to become subadministrator for the SBS funds. Although the agreement may result in a reduction to the level of fees received by the Company from the SBS funds, management believes the impact of this reduction is not material to the financial condition of the Company






Independent Auditors' Report




To the Board of Directors
The Boston Company Advisors, Inc. and subsidiaries:

We have audited the accompanying consolidated balance sheet of The Boston Company Advisors, Inc. and subsidiaries, a wholly-owned subsidiary of The Boston
Company, Inc., as of December 31, 1993. This consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated balance sheet is free of material misstatement. An audit of a consolidated balance sheet includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated balance sheet. An audit of a consolidated balance sheet also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated balance sheet presentation. We believe that our audit of the consolidated balance sheet provides a reasonable basis for our opinion.

In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the financial position of The Boston Company
Advisors, Inc. and subsidiaries at December 31, 1993, in conformity with generally accepted accounting principles.

February 25, 1994


/s/ KPMG Peat Marwick
KPMG Peat Marwick





EXHIBIT C


Names Of Investment Companies Serviced By SBSSA



Fund

Net Assets
as of
2/3/94

Annual Rate of Fee
Expressed as a
Percentage of
Average Daily
Net Assets





Smith Barney
Shearson
Sector Analysis
Fund
$134,000,000
.25%





The Advisors Fund
L.P.

129,000,000
.20% (to be adjusted
up or down by a
maximum of .02%
based on comparative
performance to the
S&P 500, of which
.10% is retained
by adviser and
remainder is
allocated among sub-
investment advisers)





Smith Barney
Shearson
Adjustable Rate
Government Income
Fund

382,000,000
.40% (of which .20%
is paid to BlackRock
Financial Management
as sub-investment
adviser)



EXHIBIT D


INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholder of SMITH BARNEY SHEARSON STRATEGY ADVISERS INC.


	We have audited the accompanying consolidated statement of financial condition of Smith Barney
Shearson Strategy Advisers Inc. (a wholly-owned subsidiary of Smith, Barney Advisers, Inc.) and its Subsidiary as of December 31, 1993. This consolidated statement of financial condition is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated statement of financial condition based on our audit.

	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statement of financial condition is free of material misstatement. An audit of a consolidated statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated statement of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated statement of financial condition presentation. We believe that our audit of the consolidated statement of financial condition provides a reasonable basis for our opinion.

	In our opinion, the consolidated statement of financial condition referred to above presents fairly, in all material respects, the financial position of Smith Barney Shearson Strategy Advisers Inc. and its
Subsidiary as of December 31, 1993 in conformity with generally accepted accounting principles.

					KPMG PEAT MARWICK

New York, New York
May 13, 1994




SMITH BARNEY SHEARSON STRATEGY ADVISERS INC.
 AND SUBSIDIARY
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

December 31, 1993

Assets


Cash
$ 431,920




Investment in affiliated
mutual
     fund, at market
value

1,130,748




Investment advisory
contracts,


     net of accumulated


     amortization of
$14,531
682,969




Other assets
   209,246








_________


$2,454,883


Liabilities and Stockholder's
Equity


    Note payable to Parent
$697,500

    Other liabilities
38,913

    Payable to affiliates
  75,782


812,195

    Stockholder's Equity:


      Common Stock $1 par
value;


      1,000 shares
authorized,


      1 share issued and
outstanding
              1

    Additional paid-in
capital
 6,609,261

    Less: Demand Note
Receivable
(5,000,000)

    Retained earnings
      33,426


1,642,688





$2,454,883


See Notes to Consolidated Statement of Financial
Condition.




SMITH BARNEY SHEARSON STRATEGY ADVISERS INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

December 31, 1993

1.	Organization

	Smith Barney Shearson Strategy Advisers Inc.
("SBSSA") (formerly Shearson Lehman Investment
Strategy Advisors Inc.), a wholly-owned subsidiary of Smith, Barney Advisers, Inc. ("SBA"), is a registered investment adviser with the Securities Exchange
Commission and a registered commodity pool operator with the Commodity Futures Trading Commission. The consolidated statement of financial condition includes the accounts of E.C. Tactical Management S.A., a wholly-owned subsidiary of SBSSA. Significant intercompany transactions and accounts have been eliminated in consolidation.

2.	Shearson Acquisition

	On July 31, 1993, Smith Barney, Harris Upham &
Co. Incorporated ("SBHU"), together with certain of its affiliates and The Travelers Inc. (formerly
Primerica Corporation), acquired the domestic retail brokerage and asset management businesses ("Shearson") of Shearson Lehman Brothers Holdings Inc. and its subsidiaries, a subsidiary of American Express
Company. Shearson was combined with the operations of SBHU and its affiliates and SBHU was renamed Smith
Barney Shearson Inc. ("SBS"). The acquisition included SBSSA (and its wholly owned subsidiary), as well as the contracts to manage five of Shearson's investment company portfolios.

3.	Related Party Transactions

	SBS provides SBSSA with executive and
administrative services (e.g. accounting, legal, personnel, facilities, mail and other support services) and order processing support on a basis mutually agreed upon. Payable to affiliates is non-interest bearing.

(Continued)


SMITH BARNEY SHEARSON STRATEGY ADVISERS INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
(Continued)

December 31, 1993

	SBSSA, by agreement, serves as investment adviser to three open-end diversified investment companies for which SBS acts as the sole distributor of shares: Sector Analysis Fund, The Advisors Fund
L.P. and Smith Barney Shearson Adjustable Rate
Government Income Fund. In addition, SBSSA acts as an adviser to Garzarelli Sector Analysis N.V. (a closed-end diversified investment company) and E.C. Tactical
Allocation Fund, (which is managed by E.C. Tactical
Management S.A.)

	Investments in affiliated mutual funds
represents shares of The Advisors Fund L.P. owned by SBSSA. Such investments are carried at market value.

	Smith Barney Shearson Holdings Inc., SBA's parent ("Parent"), made a capital contribution of $5,000,000 in the form of a demand note. This note receivable is reflected as a deduction from stockholder's equity. The demand note earns interest at the current applicable federal rate which is adjusted semi-annually.

4.	Income Taxes

	Under an income tax allocation arrangement with the Parent and The Travelers Inc., SBSSA's Federal, state and local income taxes are provided on a separate return basis without regard to timing items, and are subject to the utilization of tax attributes in The Travelers Inc. consolidated income tax provision. Under a tax sharing agreement SBSSA remits taxes to the Parent.

5. 	Commitments and Contingencies

	SBSSA is required to own at least 1% of The
Advisors Fund L.P.'s outstanding shares.  At December
31, 1993, SBSSA's ownership interest meets this requirement.


(Continued)



SMITH BARNEY SHEARSON STRATEGY ADVISERS INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
(Continued)

December 31, 1993

6.	Investment Advisory Contracts

	Investment advisory contracts represent value ascribed to the acquired Shearson investment company advisory contracts purchased by SBSSA (see note 2).
The cost of these contracts is being amortized over twenty years on a straight line basis.

7.	Note Payable

	Note payable represents a demand note payable to the Parent at a rate of LIBOR plus .75%. The note was issued for the financing of investment advisory contracts (purchased on July 31, 1993) (see Note 2).




EXHIBIT E
SUB-INVESTMENT ADVISORY AGREEMENT

SMITH BARNEY SHEARSON INCOME FUNDS

(Smith Barney Shearson Premium Total Return Fund)


						[June ___, 1994]

The Boston Company Advisors, Inc.
One Boston Place
Boston, Massachusetts 02108

Dear Sirs:

	Smith Barney Shearson Income Funds (the
"Company"), a trust organized under the laws of the Commonwealth of Massachusetts and Smith Barney
Shearson Strategy Advisers Inc. (the "Adviser"), each confirms its agreement with The Boston Company
Advisors, Inc. (the "Sub-Adviser"), as follows:

	1.	Investment Description; Appointment

	The Company desires to employ its capital relating to Smith Barney Shearson Premium Total Return
Fund (the "Fund") by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in its Master Trust Agreement, as amended from time to time (the "Master Trust Agreement"), in the prospectus relating to the Fund (the "Prospectus") and the statement of additional information relating to the Company (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Company (the "Board").
Copies of the Prospectus, the Statement and the Master
Trust Agreement have been or will be submitted to the Sub-Adviser. The Company agrees to provide copies of all amendments to the Prospectus, the Statement and the Master Trust Agreement to the Sub-Adviser on an on-going basis. The Company employs the Adviser as the investment adviser to the Fund, and the Company and the Adviser desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Fund. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.



	2.	Services as Sub-Investment Adviser

	Subject to the supervision, direction and approval of the Board of the Company and the Adviser, the Sub-Adviser will: (a) manage the Fund's portfolio in accordance with the Fund's investment objective(s) and policies as stated in the Master Trust Agreement, the Prospectus and the Statement; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions for the Fund; and
(d) employ professional portfolio managers and securities analysts who provide research services to the Fund. In providing those services, the Sub-
Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets.

	3.	Brokerage

	In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities
Exchange Act of 1934), provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

	4.	Information Provided to the Company

	The Sub-Adviser will keep the Adviser and the Company informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Adviser and the Company from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

	5.	Standard of Care

	The Sub-Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund and the Adviser in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-
Adviser against any liability to the Adviser, the Company or the shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

	6.	Compensation

	In consideration of the services rendered
pursuant to this Agreement, the Adviser will pay the
Sub-Adviser on the first business day of each month a
fee for the previous month at the annual rate of .275
of 1.00% of the Fund's average daily net assets.   The
fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

	7.	Expenses

	The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory and administration fees; fees for necessary professional and brokerage services; fees for any pricing service;
the costs of regulatory compliance; and costs associated with maintaining the Company's legal existence and shareholder relations.

	8.	Reduction of Fee

	If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to this Agreement and the Fund's investment advisory agreement, but excluding interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Sub-Adviser will reduce its fee by the proportion of such excess expense equal to the proportion that its fee thereunder bears to the aggregate of fees paid by the Fund for investment advice and administration in that year, to the extent required by state law. A fee reduction pursuant to this paragraph 8, if any, will be estimated, reconciled and paid on a monthly basis.




	9.	Services to Other Companies or Accounts

	The Company understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and as investment adviser to other investment companies, and the Company has no objection to the Sub-Adviser's so acting, provided that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable or disposable for the Fund. In addition, the Company understands that the persons employed by the Sub-
Adviser to assist in the performance of the Sub-
Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

	10.	Term of Agreement

	This Agreement shall become effective as of [June ___, 1994] (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of the Company or (ii) a vote of a "majority"
(as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This
Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Sub-Adviser. This
Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

	11.	Representation by the Company

	The Company represents that a copy of the Master
Trust Agreement is on file with the Secretary of The
Commonwealth of Massachusetts and with the Boston City
Clerk.




	12.	Limitation of Liability

	The Company, the Adviser and the Sub-Adviser agree that the obligations of the Company under this Agreement shall not be binding upon any of the members of the Board, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Fund and not upon the assets and property of any other portfolio of the Company. The execution and delivery of this Agreement have been authorized by the Board and a majority of the holders of the Fund's outstanding voting securities, and signed by an authorized officer of the Company, acting as such, and neither such authorization by such members of the Board and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Fund as provided in the Master Trust
Agreement.

	If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.


				Very truly yours,

				SMITH BARNEY SHEARSON
				INCOME FUNDS

				By:_________________________


				SMITH BARNEY SHEARSON
				STRATEGY ADVISERS INC.

				By:________________________

Accepted:

THE BOSTON COMPANY ADVISORS, INC.

By:______________________________




EXHIBIT F

ADVISORY AGREEMENT

SMITH BARNEY SHEARSON INCOME FUNDS

(Smith Barney Shearson Premium Total Return Fund)

[June __, 1994]

Smith Barney Shearson Strategy Advisers Inc.
1345 Avenue of the Americas
New York, New York 10105

Dear Sirs:

	Smith Barney Shearson Income Funds (the
"Company"), a trust organized under the laws of the Commonwealth of Massachusetts, confirms its agreement with Smith Barney Shearson Strategy Advisers Inc. (the
"Adviser"), as follows:

	1.	Investment Description; Appointment

	The Company desires to employ its capital relating to its Smith Barney Shearson Premium Total
Return Fund (the "Fund") by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in its Master Trust Agreement, as amended from time to time (the "Master Trust Agreement"), in the prospectus relating to the Fund (the "Prospectus") and the statement of additional information relating to the Company (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Company (the "Board").
Copies of the Prospectus, the Statement and the Master
Trust Agreement have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Prospectus, the Statement and the Master Trust Agreement to the Adviser on an on-going basis. The Company desires to employ and hereby appoints the Adviser to act as the Fund's investment adviser. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.



	2.	Services as Investment Adviser

	Subject to the supervision, direction and approval of the Board of the Company, the Adviser will: (a) manage the Fund's portfolio in accordance with the Fund's investment objective(s) and policies as stated in the Master Trust Agreement, the Prospectus and the Statement; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions for the Fund; and
(d) employ professional portfolio managers and securities analysts who provide research services to the Fund. In providing those services, the Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Adviser may, with the approval of the Board and the shareholders of the Fund
(to the extent required by applicable law), from time to time, sub-contract with one or more sub-investment advisers to provide some or all of the services required under this agreement.

	3.	Brokerage

	In selecting brokers or dealers to execute transactions on behalf of the Fund, the Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion.

	4.	Information Provided to the Company

	The Adviser will keep the Company informed of developments materially affecting the Fund's portfolio, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

	5.	Standard of Care

	The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 and 3 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

	6.	Compensation

	In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser on the first business day of each month a fee for the previous month at the annual rate of .55 of 1.00% of the Fund's average daily net assets. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

	7.	Expenses

	The Adviser will bear all expenses in connection with the performance of its services under this Agreement and will pay (a) to The Boston Company
Advisors, Inc. ("Boston Advisors"), as sub-investment adviser to the Fund under the Sub-Investment Advisory
Agreement dated of even date herewith among the Company, the Adviser and Boston Advisors, as amended from time to time, and (b) to any additional or substitute sub-investment adviser or advisers retained by the Adviser to provide advisory services to the Fund (together with Boston Advisors, each a "Sub-
Adviser"), the fees required to be paid to each Sub-
Adviser. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory and administration fees, other than those payable to a Sub-Adviser or any additional or substitute investment adviser; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Company's legal existence and shareholder relations.



	8.	Reduction of Fee

	If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to this Agreement and the Fund's sub-investment advisory and administration agreements, but excluding interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Adviser will reduce its fee to the Fund by the proportion of such excess expense equal to the proportion that its fee thereunder bears to the aggregate of fees paid by the Fund for investment advice and administration in that year, to the extent required by state law. A fee reduction pursuant to this paragraph 8, if any, will be estimated, reconciled and paid on a monthly basis.

	9.	Services to Other Companies or Accounts

	The Company understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and as investment adviser to other investment companies, and the Company has no objection to the Adviser's so acting, provided that whenever the Fund and one or more other investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable or disposable for the Fund. In addition, the Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

	10.	Term of Agreement

	This Agreement shall become effective [June __,
1994] (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of the Company or (ii) a vote of a "majority" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940
Act")) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

	11.	Representation by the Company

	The Company represents that a copy of the Master
Trust Agreement is on file with the Secretary of The
Commonwealth of Massachusetts.

	12.	Limitation of Liability

	The Company and the Adviser agree that the obligations of the Company under this Agreement shall not be binding upon any of the members of the Board, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company, as provided in the Master
Trust Agreement. The execution and delivery of this Agreement have been authorized by the Board and a majority of the holders of the Fund's outstanding voting securities, and signed by an authorized officer of the Company, acting as such, and neither such authorization by such members of the Board and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Company as provided in the Master
Trust Agreement.

	If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

				Very truly yours,

				SMITH BARNEY SHEARSON
				INCOME FUNDS

				By:______________________
					      Name:
				      Title:
Accepted:

SMITH BARNEY SHEARSON STRATEGY ADVISERS INC.

By:__________________________________
      Name:
      Title:



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